SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement                [ ] CONFIDENTIAL, FOR USE OF THE
                                                   COMMISSION ONLY (AS PERMITTED
[X] Definitive Proxy Statement                     BY RULE 14A-6(e)(2))

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to (S) 240.14a-11(c)or(s)240.14a-12

FACTSET RESEARCH SYSTEMS INC.
------------------------------------------------
(Name of Registrant as specified in its charter)

------------------------------------------------
(Name of Person(s)Filing Proxy Statement, if other that the Registrant

Payment of Filing Fee (Check the appropriate box):

[X} No fee required.

[ ] Fee computed on table below Exchange Act Rules 14a-6(i)(4) and 0-11:

    (1) Title of each class of securities to which transactions applies:
    (2) Aggregate number of securities to which transactions applies:
    (3) Per unit price or other underlying value of transactions computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
    (4) Proposed maximum aggregate value of transaction:
    (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box, if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    (1) Amount Previously Paid:
    (2) Form, Schedule or Registration Statement No.:
    (3) Filing Party:
    (4) Date Filed:

Notes:
FactSet Research Systems Inc.
One Greenwich Plaza
Greenwich, CT 06830
203.863.1500/203.863.1501 (Fax)

                                                               November 23, 1999


Dear Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of FactSet Research Systems Inc., which will be held at the Company's corporate headquarters on Thursday, January 13, 2000, at 10:00 a.m. I look forward to greeting you at the meeting.

     Details of the business to be conducted at the Annual Meeting are given in the attached Notice of Annual Meeting and Proxy Statement.

     Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted. Therefore, I urge you to promptly return the enclosed proxy in the accompanying postage-paid envelope or, vote using the Internet at http://proxy.shareholder.com/fds. Should you decide to attend the annual meeting, you will of course have the opportunity to vote in person.

     On behalf of the Board of Directors, I would like to express our appreciation for your continued support and loyalty.



               Sincerely,

               [OBJECT OMITTED]

               Howard E. Wille Chairman of the Board and Chief Executive Officer

                          FACTSET RESEARCH SYSTEMS INC.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                January 13, 2000


To Our Stockholders:

     The Annual Meeting of Stockholders of FactSet Research Systems Inc., a Delaware corporation (the "Company"), will be held at the Company's corporate headquarters at One Greenwich Plaza, Greenwich, Connecticut 06830, on Thursday, January 13, 2000, at 10:00 a.m. for the following purposes:

     1. To elect two members of the Board of Directors for three year terms.

     2. To  ratify  the  appointment  of  PricewaterhouseCoopers   LLP  as  the
        independent accountants of the Company for fiscal 2000.

     3. To ratify the adoption of the 2000 Employee Stock Option Plan.

     4. To transact such other business as may properly come before the annual meeting.

     Only stockholders of record at the close of business on November 12, 1999 are entitled to notice of, and to vote at, this meeting.



               BY ORDER OF THE BOARD OF DIRECTORS

               [GRAPHIC OMITTED][GRAPHIC OMITTED]

               Ernest S. Wong, Secretary

Greenwich, Connecticut
November 23, 1999





--------------------------------------------------------------------------------
                                   IMPORTANT

Whether or not you expect to attend in person, we urge you to vote at your earliest convenience by returning the enclosed proxy card or by using the Internet at http://proxy.shareholder.com/fds. Internet voting is available 24 hours a day, and will be accessible until 10:00 a.m. on January 12, 2000. This will ensure the presence of a quorum at the meeting. Promptly using the Internet to vote or returning the enclosed proxy card will save the Company incremental expenses associated with additional solicitation. An addressed envelope for which no postage is required if mailed in the United States is enclosed for that purpose. Voting using the Internet or sending in your proxy will not prevent you from voting your shares at the annual meeting if you desire to do so, as your proxy is revocable at your option.
--------------------------------------------------------------------------------

                          FACTSET RESEARCH SYSTEMS INC.
                               One Greenwich Plaza
                          Greenwich, Connecticut 06830

                       PROXY STATEMENT FOR ANNUAL MEETING
                                 OF STOCKHOLDERS
                           To Be Held January 13,2000

     The Board of Directors of FactSet Research Systems Inc. (the "Company" or "FactSet") furnishes this Proxy Statement, which was first mailed to stockholders on November 23, 1999, in connection with the solicitation of proxies and will be voted at the annual meeting of stockholders of the Company ("the Meeting"). The Meeting will be held at 10:00 a.m. on January 13, 2000 at One Greenwich Plaza, Greenwich, Connecticut, and any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

     Your vote is important. Stockholders of record may vote their proxy by internet or by mail. Stockholders who execute proxies retain the right to revoke them at any time prior to the exercise of the powers conferred thereby by delivering a signed statement to the Secretary of the Company at or prior to the Meeting or by executing another proxy dated as of a later date. The cost of the solicitation of proxies will be borne by the Company.

     The only outstanding voting security of the Company is its Common Stock, $0.01 par value per share (the "Common Stock"). Stockholders of record at the close of business on November 12, 1999 will be entitled to vote at the Meeting on the basis of one vote for each share of Common Stock held. On November 12, 1999, there were 15,817,209 outstanding shares of Common Stock.

I. DIRECTOR AND EXECUTIVE OFFICER INFORMATION

Information Regarding the Board of Directors and Related Committees

     The Board of Directors (the "Board") and related Committees of the Company are served by:

     John D. Connolly, Director. Mr. Connolly, age 56, is an experienced investment professional with a long career in the financial services industry. He retired as a Principal/Partner and Portfolio Manager with Miller Anderson & Sherrerd, serving that firm from 1990 to 1998. From 1984 to 1990, Mr. Connolly served as Senior Vice President, Chief Investment Strategist for Dean Witter Reynolds. Prior to joining Dean Witter, he held the position of Senior Vice President, Director of Research at Shearson/American Express. Mr. Connolly has also held various senior positions with E.F. Hutton; White Weld; Faulkner, Dawkins & Sullivan, Inc.; National Securities & Research; and Citibank. Mr. Connolly is a member of the Audit Committee and has served on the Board since January 1999. His current Board term expires in concurrence with the Annual Meeting of Stockholders for fiscal 2001.

     David R. Korus, Director. Mr. Korus, age 38, is a Managing Member and Portfolio Manager with Owenoke Capital Management LLC. Prior to founding Owenoke Capital in 1998, Mr. Korus managed technology assets for Westcliff Capital Management LLC and Kingdon Capital Management, both of which are large diversified hedge funds. Mr. Korus began his career in 1983 with Kidder, Peabody & Co. ("Kidder") researching technology stocks. Later he became Chairman of the Research Steering Committee at Kidder and was responsible for managing the Technology Research Department. Mr. Korus is a member of the Compensation Committee and has served on the Board since July 1997. His current Board term expires in concurrence with the Annual Meeting of Stockholders for fiscal 2000.

     Joseph E. Laird, Jr., Director. Mr. Laird, age 54, serves as Chairman and Chief Executive Officer of Laird Squared LLC, an investment banking company that he formed in January 1999. Previously, Mr. Laird was a Managing Director of Veronis, Suhler & Associates, a small leading specialty investment bank that has served the media and information industries since 1989. From 1982 to 1989, he was an institutional equity salesman and a senior securities analyst of database information services for

Hambrecht & Quist. From 1975 to 1982, Mr. Laird was an institutional equity salesman and investment strategist for PaineWebber Mitchell Hutchins. Mr. Laird is the Chairman and a member of the Compensation Committee and has served on the Board since 1993. His current Board term expires in concurrence with the Annual Meeting of Stockholders for fiscal 2001.

     John C. Mickle, Director. Mr. Mickle, age 73, has been President of Sullivan, Morrissey & Mickle Capital Management Corporation since 1978. Mr. Mickle is an experienced investment advisor, having held prior positions with Shearson Hayden Stone, Inc., UBS-DB Corporation, and Faulkner, Dawkins & Sullivan, Inc. Mr. Mickle is also a director of Mickelberry Communications Inc. Mr. Mickle is the Chairman and a member of the Audit Committee and has served on the Board since November 1997. His current Board term expires in concurrence with the Annual Meeting of Stockholders for fiscal 2000.

     Walter F. Siebecker, Director. Mr. Siebecker, age 58, joined the National Securities Clearing Corporation ("NSCC") in 1996 as a Managing Director in charge of the organization's Annuity Processing Service. Mr. Siebecker's background is in retail and institutional investment services in the domestic and global markets. Prior to joining NSCC, Mr. Siebecker was a consultant to the Trading Services Division at Lehman Brothers and spent 16 years at Salomon Smith Barney Inc., where he was responsible for the Operations Division as Executive Vice President and Chief Operations Officer. Mr. Siebecker is a member of the Audit Committee and has served on the Board since November 1997. His current Board term expires in concurrence with the Annual Meeting of Stockholders for fiscal 1999.

     Charles J. Snyder, Vice Chairman of the Board of Directors and Director. Mr. Snyder, age 57, retired as President and Chief Technology Officer of FactSet on August 31, 1999. At that time he became Vice Chairman of the Board and agreed to continue as a consultant to the Company's engineering and technology groups. Mr. Snyder was a founder of FactSet in 1978 and held the position of President and Chief Technology Officer from 1978 to August 1999. From 1964 to 1977, Mr. Snyder worked for Faulkner, Dawkins & Sullivan, Inc., eventually becoming Director of Computer Research, a position he retained with Shearson Hayden Stone, Inc. after its acquisition of Faulkner, Dawkins & Sullivan, Inc. in 1977. Mr. Snyder has been a Director of the Company since its formation in 1978. His current Board term expires in concurrence with the Annual Meeting of Stockholders for fiscal 2001.

     Howard E. Wille, Chairman of the Board of Directors, Chief Executive Officer, and Director. Mr. Wille, age 71, was a founder of the Company in 1978 and has held his current positions with the Company since that time. From 1966 to 1977, Mr. Wille was a Partner and Director of Research at Faulkner, Dawkins & Sullivan, Inc., a Wall Street investment firm, and held a managerial position with Shearson Hayden Stone, Inc. after its acquisition of Faulkner, Dawkins & Sullivan, Inc. in 1977. He was President and Chief Investment Officer of Piedmont Advisory Corporation from 1961 to 1966 and, prior to that time served as a securities analyst, investment manager and investment counselor for several firms. Mr. Wille has been a Director of the Company since its formation in 1978. His current Board term expires in concurrence with the Annual Meeting of Stockholders for fiscal 1999.

     The Board has two Committees: the Compensation Committee and the Audit Committee. The Compensation Committee has two members, Mr. Laird and Mr. Korus. Its primary function is to assist the Board in fulfilling its oversight responsibilities to ensure officers and other key executives are compensated in accordance with the Company's total compensation and organizational objectives. The Audit Committee has three members: Mr. Connolly, Mr. Mickle, and Mr. Siebecker. Its primary function is to assist the Board in fulfilling its oversight responsibilities by reviewing annual financial information provided to stockholders, monitoring the Company's system of internal controls and overseeing the external audit process performed by the Company's independent public accountants.

     During fiscal 1999, the Board of Directors met six times and the Compensation Committee and the Audit Committee met three times. Overall attendance by Directors at meetings of the Board and its committees on which the Directors served was 100%.

     Howard E. Wille and Charles J. Snyder, as officers of the Company during fiscal 1999, received no compensation for serving on the Board. Non-employee Directors receive an annual retainer of $10,000 plus 2,000 non-qualified stock options on the date of each annual meeting for serving on the Board. In addition, non-employee Directors are entitled to $1,000 for attending each meeting of a committee of the Board (or $500 for participating by telephone). In addition, Committee chairmen receive an annual fee of $2,500.

     Each non-employee Director is entitled to one FactSet password at no charge. The password provides access to the FactSet system to allow Directors to use the Company's services. In Fiscal 1999, Veronis and Westcliff, former employers of Mr. Laird and Mr. Korus, respectively, received services from the Company for which they were not separately charged. The value of these services was $55,000 and $51,000 for Veronis and Westcliff, respectively. FactSet does not have arrangements with any Director to provide FactSet services free of charge other than the one password allocated to each Director.

Information Regarding Executive Officers

     After the end of Fiscal 1999, Michael F. DiChristina was appointed President of FactSet.

     Michael F. DiChristina, President. Mr. DiChristina, age 37, joined the Company in 1986 as a Software Engineer and has held the position of Director of Software Engineering for the past nine years. Prior to joining the Company he was a Software Engineer at Morgan Stanley & Co. Mr. DiChristina received a B. S. in Electrical Engineering from Massachusetts Institute of Technology.

Section 16(a) Beneficial Ownership Reporting Compliance

     The Company believes that during fiscal 1999, its Executive Officers, Directors, and beneficial owners of more than 10% of the common stock complied with Section 16(a) of the Securities Exchange Act of 1934, as amended, and the rules and regulations adopted thereunder.

Information Regarding Beneficial Ownership of Principal Shareholders, Directors, and Management

     The following table sets forth, as of November 12, 1999, certain information regarding the beneficial ownership of the Company's Common Stock by
(1) each person who is known by the Company to own beneficially more than 5% of the outstanding shares of the Common Stock, (2) each Director and the named Executive Officers of the Company, and (3) all Directors and Executive Officers of the Company as a group.

                                                                         Beneficial Ownership
                                                                              of Common Stock         Percentage of
Name                                                                     at November 12, 1999          Common Stock
-------------------------------------------------------------------------------------------------------------------
Howard E. Wille (1)(2)(3)                                                           3,067,013               19.4  %
Charles J. Snyder (1)(3)                                                            2,853,380               18.0
Ernest S. Wong (1)(3)                                                                  20,479       see note (4)
John D. Connolly (1)                                                                       --                 --
David R. Korus (1)                                                                         --                 --
Joseph E. Laird, Jr. (1)                                                                   --                 --
John C. Mickle (1)                                                                         --                 --
Walter F. Siebecker (1)                                                                 2,505       see note (4)
FactSet Research Systems Inc. Employee Stock Ownership Plan (1)(3)                  1,200,676                7.6
All Directors and Executive Officers of the Company as a group (9 persons)          5,943,377               37.6
-------------------------------------------------------------------------------------------------------------------

(1) The address for each of these beneficial owners is FactSet Research Systems Inc., One Greenwich Plaza, Greenwich, CT 06830.

(2)  Adelaide  P.  McManus,   Mr.  Wille's   spouse  and  the  Company's   Chief
     Administrative Officer, owns 81,561 shares of Common Stock and holds options to purchase 86,000 shares of Common Stock. Mr. Wille disclaims beneficial ownership of such shares.

(3) Shares reported for the Employee Stock Ownership Plan ("ESOP") excludes ESOP shares owned by Mr. Wille (139), Mr. Snyder (49,695) and Mr. Wong
     (209). Such shares are included in the number of Common shares beneficially owned by each named Executive Officer.

(4)  Percentage of Common Stock is less than 0.1%.

Information Regarding Named Executive Officer Compensation

     Cash Compensation. The following table summarizes the compensation earned by the Company's named Executive Officers for the latest three fiscal years ended August 31, 1999.

Summary Compensation Table                                                             Securities
                                                                                       Underlying
                                                                                          Company
                                      Fiscal              Annual Compensation            Options/         All Other
Name and Principal Position             Year            Salary             Bonus       SAR Grants          Comp (1)
-------------------------------------------------------------------------------------------------------------------

Howard E. Wille,                        1999          $300,000           500,000                -           $47,691
Chairman and                            1998           300,000           400,000                -            47,228
Chief Executive Officer                 1997           300,000           300,000                -            54,048

Charles J. Snyder, (2)                  1999           300,000           500,000                -            23,373
President and                           1998           300,000           400,000                -            18,034
Chief Technology Officer (Retired)      1997           300,000           300,000                -            24,326

Ernest S. Wong,                         1999           235,577           142,308           10,000             6,531
Senior Vice President,                  1998           212,500            75,000           11,250             7,410
Chief Financial Officer                 1997           187,500            50,000                -                 -
and Secretary
-------------------------------------------------------------------------------------------------------------------

(1) Represents annual employer contributions to named Executive Officers' Employee Stock Ownership Plan accounts and annual premiums paid by the Company on life insurance policies for Mr. Wille and Mr. Snyder.

(2) Mr.Snyder retired from his position as President and Chief Technology Officer on August 31, 1999. At that time, he became Vice Chairman of the Board and agreed to continue as a consultant to the Company's Engineering and Technology groups.

Compensation Pursuant to Stock Options

     Stock Option Grants in the Last Fiscal Year. During fiscal 1999, Mr. Wong was granted stock options to purchase 10,000 shares of the Company's Common Stock. The options expire ten years from the date of grant and vest at a rate of 20% per year beginning one year after the grant date. The option exercise price was the fair value of the Company's stock on the date of grant. No other stock option grants were made to the named Executive Officers in fiscal 1999.

                                                        % of Total
                      Number of Securities            Options/SARs                                   Grant Date (1)
                       Underlying Options/    Granted to Employees     Exercise or     Expiration           Fair
                              SARs Granted          in Fiscal Year      Base Price           Date          Value
Name                                   (#)                     (%)          ($/sh)                           ($)
-------------------------------------------------------------------------------------------------------------------
Howard E. Wille                          -                       -               -              -              -
Charles J. Snyder                        -                       -               -              -              -
Ernest S. Wong                      10,000                     2.9        $38.8125      3/29/2009      $ 152,300
-------------------------------------------------------------------------------------------------------------------

(1) The fair value of the option grant is estimated using the Black-Scholes option-pricing model. Assumptions used by the model were a risk-free interest rate of 5.2%, an expected option life of 4 years, expected volatility of 43% and a dividend yield of 0.4%.

Aggregated Stock Option Exercises in Last Fiscal Year and Fiscal Year-End Stock Option Values

     The following table provides information on stock option exercises in fiscal 1999 by the named Executive Officers and the value of such officers' unexercised stock options at August 31, 1999.

                       Shares                        Number of Securities                    Value of
                     Acquired          Value        Underlying Unexercised           Unexercised In-the-Money
                  On Exercise       Realized     Options/SARs at Fiscal Year-End    Options/SARs at Fiscal Year-End
Name                      (#)            ($)     Exercisable       Unexercisable    Exercisable       Unexercisable
-------------------------------------------------------------------------------------------------------------------
Howard E. Wille             -              -               -                   -           -                      -
Charles J. Snyder           -              -               -                   -           -
Ernest S. Wong (1)     15,000       $670,050          14,945              43,000    $503,264             $1,151,313

-------------------------------------------------------------------------------------------------------------------
(1) On June 29, 1999, Mr. Wong exercised 15,000 stock options. Mr. Wong paid the aggregate stock option exercise price through an exchange of 3,035 shares of FactSet Research Systems Inc. Common Stock directly owned by Mr.
    Wong.

Report on Executive Compensation

     The Compensation Committee (the "Committee") is responsible for administering the Company's executive compensation policies and practices. The Committee is composed solely of outside directors and reports regularly to the Board. Outside directors are not eligible to participate in any of the plans or programs it administers. In fiscal 1999, the Committee reviewed cash compensation for the Chairman and the Chief Executive Officer, the President, and the Chief Technology Officer (the "top two officers") and the Senior Vice President, Chief Financial Officer, and the Secretary. The Committee also reviews and approves the aggregate number of options granted to employees to purchase Common Stock of the Company.

     In carrying out its duties, the Committee has direct access to independent compensation consultants and outside survey data. Compensation for the named Executive Officers and other key management positions is designed to:

     1. Attract, retain, and motivate key personnel.

     2. Be competitive with compensation offered for similar positions by other companies in the technology and financial services industries.

     3. Tie a meaningful portion of compensation to the Company's operating and financial performance through annual bonuses.

     4. Link the financial interests of key employees and the Company's stockholders via stock-based incentives.

     Overall, the Company aims to deliver above-average compensation contingent on achievement of superior levels of Company and individual performance. Compensation is delivered through three major components, as described below:

     Base Salary. Base salaries have been established according to the experience and qualifications of the individual executives. Generally, base salaries are intended to be sufficiently competitive to attract and retain key employees.

     The base salary and benefits of the top two officers were based on employment agreements with the Company. The terms of such agreements are described in the section entitled "Employment Agreements" below. In fiscal 1999, the base salary for the two top officers remained at $300,000, and was not increased. For Fiscal 2000, Mr. Wille's salary has been set at $350,000. For Fiscal 2000, Mr. DiChristina's salary has been set at $300,000.

     Annual Bonus. Annual bonuses have been determined on a discretionary basis considering a number of factors including the Company's profitability, revenue growth, achievement of strategic and department goals, individual performances, and competitive market practices. As discussed below, the Committee determined the bonuses for the top two officers in fiscal 1999 based on the Company's operational and financial performance and competitive total compensation levels determined by an independent compensation consulting firm. In considering competitiveness, the Committee reviewed the compensation levels for a sample of industry sector companies of similar size and financial performance to FactSet. This is a more comparable set of companies than those included in the NASDAQ Computer Index used for the performance graph.

     For fiscal 1999, the Committee made a cash bonus award of $500,000 to each of the top two officers. Such awards were based on 1) recognition of record revenues ($103.8 million) and earnings per share ($1.11), continued momentum in international growth (49.1% increase in revenues to $14.9 million), a 28.9% return on average stockholders' equity, and 2) recognition of a 115% increase in FactSet's Common Stock price during fiscal 1999.

     Stock Options. Stock options are intended to align incentives with long-term stock performance and act as a motivational and retention tool. Stock option grants were made in fiscal 1999 to selected key employees based on individual contribution and potential. Stock option grants have not been made to the top two officers because of their significant ownership stake in the Company.

     Section 162(m) of the Internal Revenue Code of 1986, as amended ("the Code"), imposes a limitation on the deductibility of nonperformance-based compensation in excess of $1 million paid to named Executive Officers. As such, compensation paid in fiscal 1999 by the Company is fully tax-deductible. The tax deductibility of compensation for the named Executive Officers will be preserved as long as such actions are consistent with the Committee's compensation policies and objectives and in the best interests of the Company and its stockholders.

     The Committee believes that the fiscal 1999 compensation of the named executive officers was aligned with the Company's performance and returns to shareholders and provided a balanced mix between base pay and incentive compensation.

Compensation Committee

Joseph E. Laird, Jr.       David R. Korus

Employment Agreements

     The Company has an employment contract with Howard E. Wille, the Company's Chairman and Chief Executive Officer. Under the agreement, Mr. Wille was to be employed in his current position for a one-year term ending in 2000. As provided in the agreement, it was renewed for a one year period in 1999 and continues to be terminable by the Company or Mr. Wille, on one year's notice. The agreement provided for annual base salary of $300,000, which was increased to $350,000 for Fiscal 2000, for Mr. Wille and entitles him to participate in any bonus or employee benefit plans and arrangements in effect from time to time. In the event the employment of Mr. Wille is terminated by the Company for reasons other than their disability or cause, as defined in the agreements, Mr. Wille will be entitled to receive 1) a lump sum payment of three times the sum of his base salary and the highest annual bonus paid to him over the prior three calendar years, 2) three years of continuing participation in the Company's benefit plans (or, if not possible for any reason, comparable arrangements providing substantially similar benefits), and 3) in the event such termination of employment is in connection with a change of control (within the meaning of Section 280G of the Code) of the Company, reimbursement for any excise taxes incurred as a result of the termination payments described herein. Also under the agreements, Mr. Wille agreed has not to engage in certain activities in competition with the Company, including directly or indirectly owning, managing, operating, joining, controlling, employment by or participation in or consulting for any business that is similar to or competes with the Company or its subsidiaries, during the term of his respective employment with the Company and for two years thereafter.

     Mr.  Snyder's  employment  contract  expired  in  1999  and he  retired  as
President and Chief Technology Officer effective August 31, 1999. Previous to Mr. Snyder's retirement, his employment contract provided for an annual base salary of $300,000 and entitled him to participate in any bonus or employee benefit plans. He has agreed to remain as a consultant to the Company's Engineering and Technology groups and was elected Vice Chairman of the Board of Directors. Upon his retirement, Mr. Snyder entered into a consulting agreement with the Company effective September 1, 1999, that expires September 1, 2000. Under terms of the contract 1) Mr. Snyder is paid a monthly retainer of $10,000 and is reimbursed for all reasonable and necessary expenses incurred in connection with the services contracted for with the Company; 2) Mr. Snyder has agreed to keep proprietary information confidential; 3) all inventions related to the business of the Company in which Mr. Snyder may be involved and are the sole property of the Company; 4) Mr. Snyder has agreed not to engage in certain activities in competition with the Company, including directly or indirectly owning, managing, operating, joining, controlling, employment by or participation in or consulting for any business that is similar to or competes with the Company or its subsidiaries or to participate in the solicitation of any Company employee to leave the employ of the Company; and 5) Mr. Snyder currently performs consulting services under his consulting agreement as an "independent contractor" and not as an "employee" of the Company.

     The Company has an agreement dated May 8, 1996 with Ernest S. Wong relating to the terms of his employment. Under the agreement, in the event Mr. Wong is terminated by the Company at any time for reasons other than good cause, as set forth in the agreement, the Company will continue to pay his base salary and standard employee benefits for 12 months following the date of such termination. In the event Mr. Wong is terminated for any reason within one year following a change in control of the Company, as defined in the agreement, Mr. Wong will be entitled to continue receiving his base salary and standard employee benefits for two years from the date of such termination.

     Performance Graph. Comparison of cumulative total return among FactSet Research Systems Inc., the S&P 500 Index, and the NASDAQ Computer Index.

(Performance Graph Ommitted)

                     FactSet              S&P 500          NASDAQ Computer Index
--------------------------------------------------------------------------------
June 28, 1996            100                  100                            100
August 31, 1996          119                   97                             96
August 31, 1997          161                  134                            159
August 31, 1998          189                  148                            166
August 31, 1999          409                  205                            347
--------------------------------------------------------------------------------
     FactSet began trading on the New York Stock Exchange on June 28, 1996. The initial public offering price was $11.33 per common share. At August 31, 1999, the price per common share was $46.3125. At fiscal year-end 1998, 1997, and 1996, the price per common share was $21.50, $18.29, and $13.50, respectively. FactSet's share prices give retroactive effect to the 3-for-2 stock split that occurred on February 5, 1999. The stock performance graph assumes an investment of $100 on June 28, 1996 in FactSet stock and an investment of $100 at that time in both the S&P 500 Index (assuming dividends are reinvested) and the NASDAQ Computer Index.

II. ELECTION OF DIRECTORS

     Two Directors are to be elected at the Annual Meeting of Stockholders. Each Director will hold office for a term not exceeding three years or until a successor is elected and qualified. It is intended that the accompanying proxy will be voted in favor of the following persons to serve as directors, unless the stockholder indicates to the contrary on the proxy.

     Management expects that the nominees will be available for election. However, if a nominee is not a candidate at the time the election occurs, it is intended that such proxy will be voted for the election of another nominee to be designated by the Board to fill any such vacancy. The Board requests that the stockholders vote in favor of the following nominees to serve a three-year term expiring in concurrence with the Annual Meeting of Stockholders for fiscal year 2002:

     Walter F. Siebecker. Refer to page 2 for Mr. Siebecker's biography and page 4 for information about Mr. Siebecker's stock ownership and compensation.

     Howard E. Wille. Refer to page 2 for Mr. Wille's biography and page 4 for information about Mr. Wille's stock ownership and compensation.

III. RATIFICATION OF THE SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board requests that the stockholders ratify its selection of PricewaterhouseCoopers LLP as independent accountants for the Company for fiscal 2000. If the stockholders do not ratify the selection of PricewaterhouseCoopers LLP, the Board will select another firm of independent accountants.

     Representatives of PricewaterhouseCoopers LLP will be present at the Meeting and will have an opportunity to make a statement. They will also be available to respond to appropriate questions.

IV. RATIFICATION OF THE YEAR 2000 EMPLOYEE STOCK OPTION PLAN

     The Board requests that the stockholders ratify the adoption of the 2000 Employee Stock Option Plan (the "Plan"). The purpose of the Plan is to secure for the Company and its stockholders the benefits of the incentives from increased Common Stock ownership by employees of the Company. The Board will request ratification of the Plan at the Company's Annual Meeting. FactSet views the Employee Stock Option Plan as an attractive benefit when recruiting for new hires as well as a benefit that helps with the retention and morale of current employees.

     Under the Plan, stock options to purchase up to 2,000,000 shares of Common Stock would be made available to employees of the Company and its subsidiaries selected by the Compensation Committee. No employee may be granted more than 250,000 options during the term of the Plan. Options granted under the Plan may be either incentive stock options ("ISOs") within the meaning of section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or nonqualified options ("NQSOs"). Options expire not more than ten years from the date of grant. The option exercise price equals the fair market value of the Company's stock on the date the option is granted. Options are non-transferable or assignable other than by will or law of descent and distribution; provided, however, that with the approval of the Compensation Committee, NQSOs may be transferred to immediate family members or to a trust for the benefit of such family members. The exercise price may be paid in cash or with previously acquired shares of Common Stock and may be affected in whole or in part with funds (i) received from the Company as a compensatory cash payment, or (ii) borrowed from the Company. Vesting terms of option grants are determined by the Compensation Committee. Historically, under the 1996 Stock Option Plan, the vesting rate has been 20% per year beginning one year after the grant date (i.e., over a five year period) and it is anticipated but not required that this schedule will continue to be applied.

     Each employee will be required to agree to pay the Company or make arrangements to satisfy tax obligations, including withholding taxes, arising from the exercise of a nonqualified stock option or disposition of an ISO. Unless sooner terminated by the Board, the Plan will cease on January 1, 2010.

     The Committee shall equitably adjust the aggregate number of shares of Common Stock authorized under the Plan, the individual aggregate limit, the numbers of shares subject to an outstanding option and the applicable exercise price to reflect a stock dividend, stock split, reverse stock split, share combination, recapitalization, merger consolidation, asset spin-off, reorganization, or similar event of or by the Company.

     No options have yet been awarded under the Plan nor are the value of such options to be awarded determinable. The number of options awarded under the 1996 Stock Option Plan during fiscal 1999 to named executive officers is shown in the chart entitled "Compensation Pursuant to Stock Options" on page 4.

Option Plan Summary. The foregoing is a summary of the terms and features of the Plan and is qualified by reference to the Plan itself. The Plan is printed in its entirety as Appendix A hereto. The following brief description of the tax consequences of options under the Plan is based on Federal tax laws currently in effect and does not purport to be a complete description of such Federal tax consequences.

Options. There are no Federal tax consequences either to the optionee or to the Company upon the grant of an ISO or NQSO. On the exercise of an ISO, the optionee will not recognize any income and the Company will not be entitled to a tax deduction, although such exercise may give rise to alternative minimum tax liability for the optionee. Generally, if the optionee disposes of shares acquired upon exercise of an ISO within two years of the date of the grant or one year of the date of exercise, the optionee will recognize ordinary income, and the Company will be entitled to a tax deduction, equal to the excess of the fair market value of the shares on the date of exercise over the option price (limited generally to the gain on the sale). The balance of any gain, and any loss, will be treated as a capital gain or loss to the optionee. If the shares are disposed of after the foregoing holding requirements are met, the Company will not be entitled to any tax deduction, and the entire gain or loss for the optionee will be treated as a capital gain or loss.

     On exercise of an NQSO, the excess of the date-of-exercise fair market value of the shares acquired over the option price will generally be taxable to the optionee as ordinary income and is tax deductible by the Company. The disposition of shares acquired upon exercise of an NQSO will generally result in a capital gain or loss for the optionee, but will have no tax consequences for the Company.

     Generally, the Company's tax deduction for all compensation paid to specified officers in any one year is limited to $1,000,000. It is anticipated that the Company's deduction arising from an officer's exercise of an NQSO (or the sale of the underlying stock acquired through the exercise of an ISO before the required holding periods are met) will be exempt from this limitation as certain outside director and shareholder approval requirements will be met.

     For the reasons stated herein, the Board of Directors recommends that the stockholders vote FOR this proposal.


V. SOLICITATION OF PROXIES

     The Board solicits the proxy accompanying this Proxy Statement. Officers, directors, and regular supervisory and executive employees of the Company, none of whom will receive any additional compensation for their services, may solicit proxies. Such solicitations may be made personally, or by mail, facsimile, telephone, telegraph, or messenger. The Company will reimburse persons holding shares of Common Stock in their names or in the names of nominees, but not owning such shares beneficially, such as brokerage houses, banks, and other fiduciaries, for the expense of forwarding solicitation materials to their principals. The Company will pay all of the costs of solicitation of proxies.

VI. VOTE TABULATION

     Vote Required. Under the Delaware General Corporation Law, the election of the Company's Directors requires a plurality of the votes represented in person or by proxy at the Meeting and the ratification of the selection of accountants requires that the votes in favor exceed the votes against. The Bank of New York will tabulate votes cast by proxy or in person at the Meeting.

     Effect of an Abstention and Broker Non-Votes. A stockholder who abstains from voting on any or all proposals will be included in the number of stockholders present at the Meeting for the purposes of determining the presence of a quorum. Abstentions will not be counted either in favor of or against the election of the nominees or other proposals. Under the rules of the National Association of Securities Dealers, brokers holding stock for the accounts of their clients who have not been given specific voting instructions as to a matter by their clients may vote their clients' proxies at their own discretion.

VII. PROPOSALS OF STOCKHOLDERS

     Proposals of stockholders intended to be presented at the fiscal year 2001 Annual Meeting of Stockholders must be received by us, attention: Mr. Ernest S. Wong, the Company's Secretary, at our principal executive offices, no later than August 1, 2000, to be included in the Company's Proxy Statement.

VIII. OTHER MATTERS

     The Board does not intend to bring any other business before the Meeting, and so far as is known to the Board, no matters are to be brought before the Meeting except as specified in the notice of the Meeting. However, as to any other business, which may properly come before the Meeting, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

[GRAPHIC OMITTED]
Ernest S. Wong
Secretary
Greenwich, Connecticut, November 23, 1999

               A COPY OF THE COMPANY'S FORM 10-K REPORT FOR FISCAL
          1999, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, MAY
       BE OBTAINED OVER THE INTERNET AT WWW.FACTSET.COM OR BY CONTACTING:

                               INVESTOR RELATIONS
                          FACTSET RESEARCH SYSTEMS INC.
                               ONE GREENWICH PLAZA
                          GREENWICH, CONNECTICUT 06830
                                  203.863.1500

                                   APPENDIX A



                                TABLE OF CONTENTS



ARTICLE I.    Purpose..........................................................3

ARTICLE II.   Definiton........................................................3

ARTICLE III.  Scope of the Plan................................................5

ARTICLE IV.   Administration...................................................5
SECTION 4.01. Administrative Committee.........................................5
SECTION 4.02. Authority of the Committee.......................................5

ARTICLE V.    Eligibility......................................................5

ARTICLE VI.   Grant of Options.................................................6
SECTION 6.01. General Conditions...............................................6
SECTION 6.02. Option Price.....................................................6
SECTION 6.03. Grant of Incentive Stock Options.................................6
SECTION 6.04. Nontransferability...............................................7

ARTICLE VII.  Exercise of Options..............................................7
SECTION 7.01. Exercise of Options..............................................7
SECTION 7.02. Payment of Option Price..........................................7
SECTION 7.03. Tax Withholding..................................................7
SECTION 7.04. Effects of a Change of Control...................................8
SECTION 7.05. Termination of Employment........................................8
SECTION 7.06. Noncompetition and Nonsolicitation...............................9

ARTICLE VIII. Miscellaneous....................................................9
SECTION 8.01. Substituted Options..............................................9
SECTION 8.02. Securities Law Matters...........................................9
SECTION 8.03. Funding.........................................................10
SECTION 8.04. No Employment Rights............................................10
SECTION 8.05. Rights as a Stockholder.........................................10
SECTION 8.06. Nature of Payments..............................................10
SECTION 8.07. Nonuniform Determinations.......................................10
SECTION 8.08. Adjustments.....................................................10
SECTION 8.09. Amendment of the Plan...........................................10
SECTION 8.10. Termination of the Plan.........................................11
SECTION 8.11. No Illegal Transactions.........................................11
SECTION 8.12. Severability....................................................11
SECTION 8.13. Headings........................................................11
SECTION 8.14. Number and Gender...............................................11
SECTION 8.15. Controlling Law.................................................11

                          FACTSET RESEARCH SYSTEMS INC.

                             2000 STOCK OPTION PLAN

     FactSet Research Systems Inc. (the "Company") hereby establishes the FactSet Research Systems Inc. 2000 Stock Option Plan (the "Plan") effective January 1, 2000, subject to the approval of the Plan by the holders of a majority of the shares of the tock present in person or by proxy and voting at a duly called meeting of the stockholders of the Company.

ARTICLE I.  PURPOSE

     The primary purpose of the Plan is to provide a means by which key employees of the Company and its Subsidiaries (as defined herein) can acquire and maintain stock ownership, thereby strengthening their commitment to the success of the Company and its Subsidiaries and their desire to remain employed by the Company and its Subsidiaries. The Plan also is intended to attract, employ, and retain key employees and to provide such employees with additional incentive and reward opportunities designed to encourage them to enhance the profitable growth of the Company and its Subsidiaries.

ARTICLE II.  DEFINITIONS

     The following words and phrases, when used herein, unless their context clearly indicates otherwise, shall have the following respective meanings:

     "Board" means the board of directors of the Company.

     "Cause" means discharge of a Grantee (i) on account of fraud, embezzlement or other unlawful or tortious conduct, whether or not involving or against the Company or any Subsidiary or affiliate, (ii) for willful violation of a policy of the Company or any Subsidiary or affiliate, (iii) for serious and wilful acts of misconduct detrimental to the business or reputation of the Company or any Subsidiary or affiliate or (iv) for "cause" or any like term as defined in any written employment contract with the Grantee. The determination of whether a discharge of a Grantee is for cause shall be determined in good faith by the Committee whose decision shall be final and binding.

     "Change of Control" means that either of the following events shall have occurred: (a) a person, partnership, joint venture, corporation or other entity, or two or more of any of the foregoing acting as a group (or a "person" within the meaning of Section 13(d)(3) of the 1934 Act, other than the Company, a Subsidiary, or an employee benefit plan (or related trust) of the Company or a Subsidiary, become(s) the "beneficial owner" (as defined in Rule 13(d)(3) under the 1934 Act) of 20% or more of the then-outstanding voting stock of the Company; (b) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board (together with any new director whose election by the Board or whose nomination for election by the Company's stockholders, was approved by a vote of at least two-thirds of the directors then still in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the directors then in office; (c) all or substantially all of the business of the Company is disposed of pursuant to a merger, consolidation or other transaction in which the Company is not the surviving corporation or the Company combines with another company and is the surviving corporation (unless the shareholders of the Company immediately following such merger, consolidation, combination, or other transaction beneficially own, directly or indirectly, more than 50% of the aggregate voting stock or other ownership interests of (x) the entity or entities, if any, that succeed to the business of the Company or (y) the combined company); or (d) the shareholders of the Company approve a sale of all or substantially all of the assets of the Company or a liquidation or dissolution of the Company.

     "Committee"  means  the  committee  of  the  Board  appointed  pursuant  to
Section 4.01.

     "Company" means FactSet Research Systems Inc., a Delaware corporation.

     "Disability" means a disability of a nature that would qualify the Grantee for long-term benefits under the Company's long-term disability plan.

     "Effective Date" means January 1, 2000.

     "Fair Market Value" of any share of Stock, as of any applicable date, means
(i) if shares of Stock are then listed on a national securities exchange, the "fair market value" shall be the closing price for a share of Stock on such exchange on the date in question, or, if there has been no sale of such security on that date, the closing price for a share of Stock on such exchange on the last preceding business day on which such security was traded; or (ii) if shares of Stock are then not listed on a national securities exchange, the "fair market value" shall be the mean of the bid and asked prices for a share of Stock in the over the counter market as reported in the National Association of Securities Dealers Automatic Quotation System ("NASDAQ") on that date, or, if there be no such quotation on that date, such prices on the last preceding business day on which there was such a quotation.

     "Grant Date" means the date of grant of an Option determined in accordance with Section 6.01(a).

     "Grantee" means an individual who has been granted an Option.

     "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended, and any succeeding Internal Revenue Code, and references to sections herein shall be deemed to include any such section as amended, modified or renumbered.

     "1934 Act" means the Securities and Exchange Act of 1934, as amended.

     "1933 Act" means the Securities Act of 1933, as amended.

     "Option" means any incentive stock option or nonqualified stock option granted under the Plan.

     "Option Agreement" has the meaning specified in Section 4.02(e).

     "Option Price" means the per share purchase price of Stock subject to an Option.

     "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the employer corporation if, at the time of granting an option, each of the corporations other than the employer corporation owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

     "Plan" means the FactSet Research Systems Inc. 2000 Stock Option Plan as set forth herein and as it may from time to time be amended.

     "SEC" means the Securities and Exchange Commission.

     "Section 16  Grantee" means a person subject to potential  liability  under
Section 16(b) of the 1934 Act with respect to transactions involving equity securities of the Company.

     "Stock" means the Common Stock of the Company, par value $0.01 per share.

     "Subsidiary" means a corporation as defined in Section 424(f) of the Internal Revenue Code with the Company being treated as the employer corporation for purposes of this definition.

     "10% Owner" means a person who owns stock (including stock treated as owned under Section 424(d) of the Internal Revenue Code) possessing more than 10% of the total combined voting power of all classes of stock of the Company.

     "Termination of Employment" occurs on the last day an individual is employed by the Company or any of its Subsidiaries or any Parent;
notwithstanding the foregoing, for an individual who is an employee of a Subsidiary, the individual shall be deemed to have a Termination of Employment on the last day on which the Company owns voting securities possessing at least 50% of the aggregate voting power of such Subsidiary's outstanding voting securities.

ARTICLE III.  SCOPE OF THE PLAN

     An aggregate of 2,000,000 shares of Stock is hereby made available and is reserved for delivery on account of the exercise of Options. In no event shall any employee be granted more than 250,000 Options in the aggregate (including, for this purpose, any Options granted hereunder which are subsequently canceled for any reason) during the term of this Plan (as determined under Section 8.10). Subject to the foregoing limit, shares of Stock held as treasury shares may be used for or in connection with Options. If and to the extent an Option shall expire or terminate for any reason without having been exercised in full, or shall be forfeited, the shares of Stock associated with such Option shall become available for other Options.

ARTICLE IV.  ADMINISTRATION

     SECTION 4.01. Administrative Committee. The Plan shall be administered by the Compensation Committee (the "Committee") of the Board, which shall consist of not less than two persons who are directors of the Company, each of whom shall qualify as (i) an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code and (ii) a "non-employee director" within the meaning of Rule 16b-3 promulgated under Section 16(b) of the 1934 Act, or, (iii) if there are less than two persons who so qualify, then the Committee shall consist of all the directors serving on the Board.

     SECTION 4.02. Authority of the Committee. The Committee shall have full and final authority, in its discretion, but subject to the express provisions of the Plan, as follows:

     (a) to grant Options;

     (b) to determine (1) when Options may be granted and (2) whether or not specific Options will be incentive stock options or nonqualified stock options;

     (c) to interpret the Plan and to make all determinations necessary or advisable for the administration of the Plan;

     (d) to prescribe, amend, and rescind rules relating to the Plan;

     (e) to determine, subject to the terms of the Plan, the terms and provisions of the written agreements by which all Options shall be granted ("Option Agreements") and, with the consent of the Grantee, to modify any such Option Agreement at any time; and

     (f) to impose such additional conditions, restrictions, and limitations upon the grant, exercise or retention of Options as the Committee may, before or concurrently with the grant thereof, deem appropriate.

     The determination of the Committee on all matters relating to the Plan or any Option or Option Agreement shall be conclusive and final. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option.

ARTICLE V.  ELIGIBILITY

     Options may be granted to any employee of the Company or its Subsidiaries. In selecting the individuals to whom Options may be granted, in determining the number of shares of Stock subject to each Option, and in determining the other terms and conditions applicable to each Option, the Committee shall take into consideration such factors as it deems relevant in promoting the purposes of the Plan.

ARTICLE VI.  GRANT OF OPTIONS

     SECTION 6.01.  General Conditions.

     (a) The Grant Date of an Option shall be the date on which the Committee grants the Option or such later date as specified in advance by the Committee.

     (b) The term of each Option shall be a period of not more than 10 years from the Grant Date, and shall be subject to earlier termination as herein provided.

     (c)  A Grantee may, if otherwise eligible, be granted additional Options.

     (d) No Option may be granted more than 10 years from the earlier of the date the Plan is adopted or the date the Plan is approved by the Stockholders of the Company.

     SECTION 6.02. Option Price. No later than the Grant Date of any Option, the Committee shall determine the Option Price of such Option. Subject to
Section 6.03 with respect to incentive stock options, the Option Price of an Option shall be at such price (which may not be less than 100% of the Fair Market Value of the Stock on the Grant Date), as the Committee, in its discretion, shall determine.

     SECTION 6.03. Grant of Incentive Stock Options. At the time of the grant of any Option, the Committee may designate that such Option shall be made subject to additional restrictions to permit it to qualify as an incentive stock option under the requirements of Section 422 of the Internal Revenue Code. Any Option designated as an incentive stock option:

     (a) shall have an Option Price of (1) not less than 100% of the Fair Market Value of the Stock on the Grant Date or (2) in the case of a 10% Owner, not less than 110% of the Fair Market Value of the Stock on the Grant Date;

     (b) shall be for a period of not more than 10 years (5 years, in the case of a 10% Owner) from the Grant Date, and shall be subject to earlier termination as provided herein or in the applicable Option Agreement;

     (c) shall not have an aggregate Fair Market Value (determined for each incentive stock option at its Grant Date) of Stock with respect to which incentive stock options are exercisable for the first time by such Grantee during any calendar year (under the Plan and any other employee stock option plan of the Grantee's employer or any Parent or Subsidiary thereof ("Other Plans")), determined in accordance with the provisions of Section 22 of the Internal Revenue Code, which exceeds $100,000 (the "$100,000 Limit");

     (d) shall, if the aggregate Fair Market Value of Stock (determined on the Grant Date) with respect to all incentive stock options previously granted under the Plan and any Other Plans ("Prior Grants") and any incentive stock options under such grant (the "Current Grant") which are exercisable for the first time during any calendar year would exceed the $100,000 Limit, be exercisable as a separate nonqualified stock option at such date or dates as are provided in the Current Grant;

     (e) shall be granted within 10 years from the earlier of the date the Plan is adopted or the date the Plan is approved by the stockholders of the Company; and

     (f) shall require the Grantee to notify the Committee of any disposition of any Stock issued pursuant to the exercise of the incentive stock option within two years of the date of grant or within one year of the date of exercise (except in the event of the death of the Grantee), within 10 days of such disposition.

     Notwithstanding the foregoing and Section 4.02(e), the Committee may, without the consent of the Grantee, at any time before the exercise of an Option (whether or not an incentive stock option), take any action necessary to prevent such Option from being treated as an incentive stock option.

     SECTION 6.04. Nontransferability. Unless the Committee shall otherwise determine, each Option granted hereunder shall by its terms not be assignable or transferable other than by will or the laws of descent and distribution and may be exercised, during the Grantor's lifetime, only by the Grantee. With the approval of the Committee, an option may be transferred by gift to any member of the Grantee's immediate family or to a trust for the benefit of one or more such immediate family members. For purposes of this Section 6.04, "immediate family" shall mean the Grantee's spouse, children and grandchildren, parents, grandparents, former spouses, siblings, nieces, nephews, parents-in-law, sons-in-law, daughters-in-law, brothers-in-law, sisters-in-law, including adoptive or step relationships and any person sharing the employee's household (other than as a tenant or employee).

ARTICLE VII.  EXERCISE OF OPTIONS

     SECTION 7.01.  Exercise of Options.  Subject to Sections 4.02(f),  7.04 and
7.05 and such terms and conditions as the Committee may impose, each Option shall be exercisable in such manner as the Committee, in its discretion, shall determine as set forth in the Option Agreement. Each Option shall be exercised by delivery to the Company of a written notice of intent to purchase (in such form as prepared by the Committee) a specific number of shares of Stock subject to the Option. The Option Price of any shares of Stock shall be paid in full at the time of the exercise.

     SECTION 7.02. Payment of Option Price. In the discretion of the Committee, a Grantee may pay the Option Price payable upon the exercise of an Option in cash, previously acquired Stock valued at its Fair Market Value on the business day next preceding the date of exercise, or any combination thereof, and may be affected in whole or in part (a) with monies received from the Company at the time of exercise as a compensatory cash payment, or (b) with monies borrowed from the Company pursuant to repayment terms and conditions as shall be determined from time to time by the Committee, in its discretion, separately with respect to each exercise of options and each Grantee; provided, however, that each such method and time for payment and each such borrowing and terms and conditions of repayment shall be permitted by and be in compliance with applicable law; and provided, further, in the event the Option Price is paid with monies borrowed from the Company, such fact shall be noted conspicuously on the certificate for such shares in accordance with applicable law. Payments in Stock shall be made by delivery of (i) stock certificates in negotiable form or
(ii) a completed attestation form prescribed by the Company setting forth the whole shares of Stock owned by the holder which the holder wishes to utilize to satisfy the exercise price. If certificates representing Stock are used to pay all or part of the purchase price of an Option, a separate certificate shall be delivered by the Company representing the same number of shares as each certificate so used, and an additional certificate shall be delivered representing the additional shares to which the holder of the Option is entitled as a result of the exercise of the Option. No previously acquired Stock may be used by a Grantee unless such shares were acquired in the open market or have been held by the Grantee for at least six months.

     SECTION 7.03.  Tax Withholding.

     (a) Mandatory Tax Withholding.

     (1) Whenever under the Plan, shares of Stock are to be delivered to an individual who is either a U.S. citizen or is otherwise subject to U.S. Federal Income Taxes upon exercise of an Option that is a non-qualified stock option, the Company shall be entitled to require as a condition of delivery (i) that the Grantee remit an amount sufficient to satisfy all federal, state, and local withholding tax requirements related thereto, (ii) the withholding of such sums from compensation otherwise due to the Grantee or from any shares of Stock due to the Grantee under the Plan, or (iii) any combination of the foregoing; or

     (2) If any disqualifying disposition described in Section 6.03(f) is made with respect to shares of Stock acquired under an incentive stock option granted pursuant to the Plan, then the person making such disqualifying disposition shall remit to the Company an amount sufficient to satisfy all federal, state, and local withholding taxes thereby incurred; provided that, in lieu of or in addition to the foregoing, the Company shall have the right to withhold such sums from compensation otherwise due to the Grantee or from any shares of Stock due to the Grantee under the Plan.

     (b)  Elective Share Withholding.

     (1) Subject to Section 7.03(b)(2), a Grantee may elect the withholding ("Share Withholding") by the Company of a portion of the shares of Stock otherwise deliverable to such Grantee upon the exercise of an Option ("Taxable Event") having a Fair Market Value equal to the minimum amount necessary to satisfy required federal, state, or local withholding tax liability attributable to the Taxable Event.

     (2) Each Share Withholding election by a Grantee shall be subject to the following restrictions:

     (i) any Grantee's election shall be subject to the Committee's right to revoke such election of Share Withholding by such Grantee at any time before the Grantee's election if the Committee has reserved the right to do so in the Option Agreement;

     (ii) if the Grantee is a Section 16 Grantee, such Grantee's election shall be subject to the disapproval of the Committee at any time, whether or not the Committee has reserved the right to do so;

     (iii) the Grantee's election must be made before the date (the "Tax Date") on which the amount of tax to be withheld is determined; and

     (iv) the Grantee's election shall be irrevocable.

     SECTION 7.04. Effects of a Change of Control. Notwithstanding any other provisions of the Plan or any Option Agreement, upon the occurrence of a Change of Control, (i) all Options granted under the Plan to a Grantee which have not been exercised or which have not expired by their terms shall immediately be fully exercisable for the remainder of their respective terms and (ii) the Committee may, in its sole discretion, determine that such Options be immediately terminated in which case the Grantee will be paid an amount in cash (subject to any applicable withholding taxes) in respect of each Option equal to the difference between the Fair Market Value of a share of Stock and the Option Price of such Option.

     SECTION 7.05.  Termination of Employment.

     (a) Termination for Cause. If the Grantee has a Termination of Employment for Cause, any unexercised Option shall terminate immediately upon the Grantee's Termination of Employment.

     (b) Termination other than for Cause. If the Grantee has a Termination of Employment for any reason other than Cause, then any unexercised Option, to the extent exercisable on the date of the Grantee's Termination of Employment, may be exercised as follows:

     (i) Death. If the Grantee's Termination of Employment is caused by the death of the Grantee, then any unexercised Option to the extent exercisable on the date of the Grantee's death, may be exercised in whole or in part, at any time within one year after the Grantee's death by the Grantee's personal representative or by the person to whom the Option is transferred by will or the applicable laws of descent and distribution, but in no event beyond the scheduled expiration of the Option;

     (ii) Disability. If the Grantee's Termination of Employment is on account of the Disability of the Grantee, then any unexercised Option to the extent exercisable at the date of such Termination of Employment, may be exercised, in whole or in part, at any time within one year after the date of such Termination of Employment; provided, however, that, if the Grantee dies after such Termination of Employment and before the end of such one year period, such Option may be exercised by the deceased Grantee's personal representative or by the person to whom the Option is transferred by will or the applicable laws of descent and distribution within one year after the Grantee's Termination of Employment, or, if later, within 180 days after the Grantee's death, but in no event beyond the scheduled expiration of the Option; and

     (iii) Other. If the Grantee's Termination of Employment is for any reason other than Cause, death or Disability, then any unexercised Option, to the extent exercisable at the date of such Termination of Employment, may be exercised, in whole or in part, at any time within three months after such Termination of Employment; provided, however, that if the Grantee dies within such three-month period following such termination of Employment, such Option may be exercised by the deceased

Grantee's personal representative or by the person to whom the Option is transferred by will or the applicable laws of descent and distribution within 180 days of the Grantee's death, but in no event beyond the scheduled expiration of the Option.

     SECTION 7.06. Noncompetition and Nonsolicitation. During the period of the Grantee's employment and for two years thereafter, the Grantee shall not, directly or indirectly, (a) own, manage, operate, join or control, be employed by or participate in the ownership, management, operation or control of, or be a consultant to or connected in any other manner with, any business, firm or corporation which is similar to or competes with a principal business of the Company or its Subsidiaries (a "Competitive Activity") or (b) for himself or any person or business entity, induce or attempt to induce any employee of the Company or a Subsidiary to terminate employment with the Company or a Subsidiary or solicit, entice, take away or employ any person employed by the Company or a Subsidiary ("Solicitation"). For these purposes, the Grantee's ownership of securities of a public company not in excess of one percent of any class of such securities shall not be considered to be competition with the Company or its Subsidiaries. If the Grantee shall engage in a Competitive Activity or Solicitation, as determined by the Committee in good faith (a) all Options then held by the Grantee shall expire as of the date that the Grantee first engaged in such Competitive Activity or Solicitation, (b) the Company shall have the right to acquire any shares of Stock then owned by the Grantee as the result of the exercise of an Option at a price equal to the lesser of (i) the Fair Market Value of such shares or (ii) the aggregate Option Price paid there for by the Grantee, and (c) the Company shall have the right to require the Grantee to return to the Company any other gain (whether or not realized) the Grantee had on the exercise of any Options granted under this Stock Option Plan (that is, the amount by which, at the time of the exercise of any Option, the Fair Market Value of the shares to be received was greater than the aggregate Option Price paid therefor by the Grantee).

ARTICLE VIII.  MISCELLANEOUS

     SECTION 8.01. Substituted Options. If the Committee cancels any Option granted under this Plan, or any plan of any entity acquired by the Company or any of its Subsidiaries), and a new Option is substituted there-for, then the Committee may, in its discretion, determine the terms and conditions of such new Option and may, in its discretion, provided that the grant date of the canceled option shall be the date used to determine the earliest date or dates for exercising the new substituted Option under Section 7.01 hereof so that the Grantee may exercise the substituted Option at the same time as if the Grantee had held the substituted Option since the grant date of the canceled option; provided that no Option shall be canceled without the consent of the Grantee if the terms and conditions of the new Option to be substituted are not at least as favorable as the terms and conditions of the Option to be canceled.

     SECTION 8.02.  Securities Law Matters.

     (a) If the Committee deems it necessary to comply with the 1933 Act and there is not in effect a registration statement under the 1933 Act relating to the shares to be acquired pursuant to the Option, the Committee may require a written investment intent representation by the Grantee and may require that a restrictive legend be affixed to certificates for shares of Stock.

     (b) If based upon the opinion of counsel for the Company, the Committee determines that the exercise or nonforfeitability of, or delivery of benefits pursuant to, any Option would violate any applicable provision of (1) federal or state securities law or (2) the listing requirements of any securities exchange on which are listed any of the Company's equity securities, then the Committee may postpone any such exercise, nonforfeitability or delivery, as the case may be, but the Company shall use its best efforts to cause such exercise, nonforfeitability or delivery to comply with all such provisions at the earliest practicable date. The Committee's authority under this Section 8.02(b) shall expire on the date of any Change of Control.

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
     SECTION 8.03. Funding. Benefits payable under the Plan to any person shall be paid directly by the Company. The Company shall not be required to fund, or otherwise segregate assets to be used for, benefits under the Plan.

     SECTION 8.04. No Employment Rights. Neither the establishment of the Plan nor the granting of any Option shall be construed to (i)give any Grantee the right to remain employed by the Company or any of its Subsidiaries or to any benefits not specifically provided by the Plan or (ii) in any manner modify the right of the Company or any of its Subsidiaries to modify, amend, or terminate any of its employee benefit plans.

     SECTION 8.05. Rights as a Stockholder. A Grantee shall not, by reason of any Option have any right as a stockholder of the Company with respect to the shares of Stock which may be deliverable upon exercise of such Option until such shares have been delivered to him. As a condition of exercise, a Grantee will be required to execute a stockholder agreement if any such agreement is then in effect with respect to the Stock.

     SECTION 8.06. Nature of Payments. Any and all grants or deliveries of shares of Stock hereunder shall constitute special incentive payments to the Grantee and shall not be taken into account in computing the amount of salary or compensation of the Grantee for the purposes of determining any pension, retirement, death or other benefits under (i) any pension, retirement, profit sharing, bonus, life insurance or other employee benefit plan of the Company or any of its Subsidiaries or (ii) any agreement between the Company or any Subsidiary, on the one hand, and the Grantee, on the other hand, except as such plan or agreement shall otherwise expressly provide.

     SECTION 8.07. Nonuniform Determinations. Neither the Committee's nor the Board's determinations under the Plan need be uniform and may be made by the Committee or the Board selectively among persons who receive, or are eligible to receive, Options (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Committee shall be entitled, among other things, to make non-uniform and selective determinations and to enter into non-uniform and selective Option Agreements as to (a) the identity of the Grantees, (b) the terms and provisions of Options, and (c) the treatment, under
Section 7.05, of Terminations of Employment. Notwithstanding the foregoing, the Committee's interpretation of Plan provisions shall be uniform as to similarly situated Grantees.

     SECTION 8.08.  Adjustments.

     (a)  The Committee shall make equitable adjustment of:

     (i) the aggregate numbers of shares of Stock available under Article III;

     (ii) the number of shares of Stock covered by an Option; and

     (iii) the Option Price of any Option;

     to reflect a stock  dividend,  stock  split,  reverse  stock  split,  share
combination,    recapitalization,    merger,   consolidation,   asset   spinoff,
reorganization, or similar event, of or by the Company.

     (b) In the event of a change in the Stock as presently constituted, the shares resulting from any such charge shall be deemed to be the Stock within the meaning of the Plan.

     (c) Any adjustment made by the Committee pursuant to this Section 8.08 shall be final, binding and conclusive. Any fractional shares resulting from such adjustment shall be eliminated.

     SECTION 8.09. Amendment of the Plan. The Board may from time to time in its discretion amend or modify the Plan without the approval of the stockholders of the Company, except as such stockholder approval may be required (a) to permit transactions in Stock pursuant to the Plan to be exempt from liability under
Section 16(b) of the 1934 Act or (b) under the listing requirements of any securities exchange on which are listed any of the Company's equity securities.

    SECTION 8.10. Termination of the Plan. The Plan shall terminate on the tenth anniversary of the Effective Date or at such earlier time as the Board may determine. Any termination, whether in whole or in part, shall not affect any Option or Option Agreement then outstanding under the Plan.

     SECTION 8.11. No Illegal Transactions. The Plan and all Options granted pursuant to it are subject to all laws and regulations of any governmental authority which may be applicable thereto; and notwithstanding any provision of the Plan or any Option, Grantees shall not be entitled to exercise Options or receive the benefits thereof and the Company shall not be obligated to deliver any Stock or pay any benefits to a Grantee if such exercise, delivery, receipt or payment of benefits would constitute a violation by the Grantee or the Company of any provision of any such law or regulation.

     SECTION 8.12. Severability. If all or any part of the Plan is declared by any court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not serve to invalidate any portion of the Plan not declared to be unlawful or invalid. Any Section or part of a Section so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

     SECTION 8.13. Headings. The headings of Articles and Sections are included solely for convenience of reference, and if there is any conflict between such headings and the text of this Plan, the text shall control.

     SECTION 8.14. Number and Gender. When appropriate the singular as used in this Plan shall include the plural and vice versa, and the masculine shall include the feminine.

     SECTION 8.15. Controlling Law. The laws of the State of Connecticut, except its laws with respect to choice of laws, shall be controlling in all matters relating to the Plan.

                                       11